Dated this 1st day of June 1998



                           MOMENTUM ASSOCIATES LIMITED



                                       and



                              ANTHONY LEONARD TOBIN

                     **************************************



                                    AGREEMENT



                     **************************************







                                 Horvath & Giles
                           16th Floor On Hing Building
                              No. 1 On Hing Terrace
                                     Central
                                    Hong Kong
                               Tel. No.: 2522 9118

AN AGREEMENT made the 1st day of June One Thousand Nine Hundred Ninety-Eight

BETWEEN

MOMENTUM ASSOCIATES LIMITED whose registered address is situate at 17th Floor, No.53-55 Lockhart Road, Wanchai, Hong Kong (hereinafter called "MAL") of the one part and

ANTHONY LEONARD TOBIN of 3E, Block 17, South Horizon, Ap Lei Chau, Hong Kong (hereinafter called "ALT") of the other part.

WHEREBY IT IS AGREED as follows:

1) MAL engages ALT to provide administrative, promotional and technical support services to enable MAL to carry on business as a facilitator to internet marketing and publishing companies as effectively as possible on the following terms and conditions.

2)   ALT agrees:

     (a) To assist in the Internet publishing and marketing of products which include Swiftrade, M Finance, PINmail, MediaHits, Search Dragon and others to be added from time to time;

     (b) To provide professional, administrative and technical assistance required in relation to the holding of internet assets, to assist in the acquiring of equipment and machinery including computers and the training of personnel in relation thereto;

     (c) To undertake any other action necessary, and which ALT can reasonably provide, to enable MII to continue in operation with adequate administrative and technical support.

3) MAL agrees to pay ALT a housing allowance of HK$19,000 per month plus HK$1,112 per month for management fees for the period from 1st June 1998 up to 31st May 1999, subject to review from time to time.

4) The terms of this Agreement shall commence on 1st June 1998 up to 31st May 1999 and shall be renewed automatically unless either party shall have given at least one month's notice in writing to terminate this Agreement.

IN WITNESS whereof the parties have hereunto set their hands the day and year first above written.

SIGNED by Peter Graham          )
                                )
Daley for and on behalf of      )
                                )
Momentum Associates Limited in  )
                                )
the presence of:  Karina Lee    )

SIGNED by Anthony Leonard       )
                                )
Tobin in the presence of:       )


                M. McCusker
                Michael James McCusker